EXHIBIT 99.1

21

Historical & Projected Financial Results

*   These figures represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006 and 2007, calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).  Please see Appendix for a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd., audited in accordance with U.S. GAAP.

**    Represents estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 30, 2008, 2009 and 2010 in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  As disclosed in MIAC’s proxy statement under “Risk Factors”, the SMC Group’s business and operations are subject to substantial risks.
Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented above.  Please see the final slide in this presentation for a list of key assumptions underlying these estimates.

SMC Group’s management has provided the projected results over a three year period.  While projected results were first provided in May 2007, the share purchase transactions were not expected to be consummated until at least the third quarter of fiscal year 2008.  In order to be able to furnish investors with two full years of projected figures, as is customary in India, the
SMC Group decided to extend its projections through fiscal year 2010.  Furthermore, the Group believes that its projections for fiscal years 2009 and 2010 permit it to include post-gestation period estimates of results for certain businesses into which it has only recently ventured, including insurance, mutual fund distribution, international commodities distribution (Dubai Gold and Commodities Exchange), online trading and merchant banking.

***   In light of SMC’s and SAM’s financial results for the quarter ended June 30, 2007, which are included in the proxy statement accessible on the SEC’s website at www.sec.gov, it should be noted that the SMC Group’s results in a given quarter tend to be sequentially better than its results in the previous quarter, and the Group’s management therefore believes that a quarter-on-
quarter growth of 20-25% for the remainder of fiscal year 2008 is reasonably achievable in the current market environment.  This growth rate would enable the Group to meet its forecasted results for the fiscal year ending March 31, 2008.

    All company financials can be found in the Proxy Statement on the SEC’s website at www.sec.gov.

Millions of $USD

2005

2006

2007

2008E***

2009E

2010E

Revenues

9.27

18.38

34.33

65.96

94.99

128.21

Earnings Before Income Taxes

1.83

7.85

18.50

39.04

58.05

80.96

Net Income

1.20

5.44

13.40

25.78

40.94

57.77

Growth Rates

Revenues

98.3%

86.8%

92.1%

44.0%

35.0%

Earnings Before Income Taxes

329.0%

135.7%

111.0%

48.7%

39.5%

Net Income

353.3%

146.3%

92.4%

58.8%

41.1%

Operating Margins

19.7%

42.7%

53.9%

59.2%

61.1%

63.1%

Summary Income Statement

Projected Results

(Fiscal Year Ended March 31)*

(Fiscal Year Ended March 31)**

60
50
40
30
20
10
-
In USD mn
25
53
21
27
5
12
2
10
1
6
10
19
Equities and Commodities Brokerage and Services
Equities and Commodities Arbitrage
Distribution of financial products and services
International DGCX Business
Merchant Banking and Advisory Services
Online Trading
Other Income
FY08
FY10

Projections and Future Strategy

The total revenues are expected to grow at a CAGR of 42% from FY08 to FY10

Consolidated Revenue Projections

SMC Group’s Business-wise Projected Revenue Break-up for FY08 and FY10 *

Source:  SMC Group & Grant Thornton

*      Based on estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 30, 2008 and 2010 in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  As disclosed in MIAC’s proxy statement under
“Risk Factors”, the SMC Group’s business and operations are subject to substantial risks.  Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented above.  Please see the final slide in this presentation for a list of key assumptions underlying these estimates.

Income Streams	FY08	FY09	FY10	Y-o-Y (FY06-07)
Equities and Commodities Brokerage and Services	24.95	37.65	53.01	37%
Equities and Commodities Arbitrage	21.25	26.25	27.00	87%
Distribution of financial products and services	4.55	7.83	11.63	305%
International DGCX Business	1.00	1.50	1.88	N/A
Merchant Banking and Advisory Services	1.25	5.00	10.00	N/A
Online Trading	1.13	4.50	6.00	N/A
Other Income	9.55	14.60	19.33	271%
Total Income	**63.68**	**97.33**	**128.84**	**76%**

1 USD = INR 40 for FY 2008 - 10

Other Income is assumed to be 15% of total income based on current trends. This income includes interest income from FDRs and dividend income from investments

Consolidated Projections *

Projections and Future Strategy

Source:  SMC Group & Grant Thornton

*      Based on estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 30, 2008, 2009 and 2010 in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  As disclosed in MIAC’s proxy statement under
“Risk Factors”, the SMC Group’s business and operations are subject to substantial risks.  Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented above.  Please see the final slide in this presentation for a list of key assumptions underlying these estimates.

In USD mn
FY08
FY09
FY10
Equities and Commodities Brokerage and Services
Equities and Commodities Arbitrage
Distribution of financial products and services
International DGCX Business
Merchant Banking and Advisory Services
Online Trading
Other Income

Income Streams	Projected CAGR (FY08-10)
Equities and Commodities Brokerage and Services	46%
Equities and Commodities Arbitrage	13%
Distribution of financial products and services	60%
International DGCX Business	37%
Merchant Banking and Advisory Services	183%
Online Trading	131%
Other Income	42%
Total Income	42%

Consolidated Projections *

Projections and Future Strategy

Maximum growth is expected from Merchant
Banking and Advisory Services, followed by Online
Trading

Arbitrage revenues are expected to remain more
or less constant

Equities and commodities brokerage services will
continue to be the largest revenue contributor

Source:  SMC Group & Grant Thornton

*      Based on estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 30, 2008, 2009 and 2010 in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  As disclosed in MIAC’s proxy statement under
“Risk Factors”, the SMC Group’s business and operations are subject to substantial risks.  Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented above.  Please see the final slide in this presentation for a list of key assumptions underlying these estimates.

smc
INVESTMENT SOLUTIONS & SERVICES

MONEYWISE. BE WISE.

Projected Financial Results

The estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 30, 2008, 2009 and 2010 are based on the following key assumptions.  These assumptions are inherently subject to significant uncertainties and actual results may differ materially from the projected results.

(a)     An increase in the number of branches from 803 as of March 31, 2007 to 1,050 by March 2008, 1,200 by March 2009 and 1,600 by March 2010 (which the Group believes to be a reasonable estimate based on historic growth and market potential).  As of December 1, 2007, the SMC Group had 1,025 branches.

(b)     An annual GDP growth in India of 8% (which the Group believes to be a reasonable estimate based on statistics in the “Economic Survey 2006-2007” published by the Government of India, which showed growth rates of 9% and 9.2% for 2005 and 2006, respectively ).

(c)     The absence of any adverse change in the Indian financial markets.  As a financial intermediary, the SMC Group would be negatively affected if Indian financial markets declined for a prolonged period of time.

(d)     An increase in the number of equities customers from 59,000 as of March 31, 2007 to 105,000 by March 2008, 156,000 by March 2009 and 230,400 by March 2010.  As of December 1, 2007, the
SMC Group had 95,000 equities customers.

(e)     An increase in equity brokerage income of 60% for fiscal year 2008, 50% for fiscal year 2009 and 40% for fiscal year 2010.  Growth in equity brokerage income for the year ended March 31, 2007 was 60% and the Wall Street Journal, citing analysts, expects stock trading volumes to increase about 50% a year for the next two to three years.

(f)      An increase in the number of commodities customers from 4,000 as of March 31, 2007 to 11,000 by March 2008, 14,300 by March 2009, and 19,200 by March 31 2010.  India’s organized commodities trading markets were liberalized as recently as 2004, and accordingly, growth is still in a nascent stage, especially when considering the large component of GDP that is comprised by agriculture.  While the Indian government has not provided full guidance on its regulatory and reform policy for the commodities sector, due to the sheer growth in the sector and pressure from domestic and foreign business interests, the government is expected shortly to clarify its vision for the full fledged development of this sector.  Notably, in November 2007, the Finance Minister of
India stated in a speech in New York that he expects the financial services sector to be the next growth engine of the Indian economy.

(g)     An increase in commodities brokerage income of 40% for fiscal year 2008, 40% for fiscal year 2009 and 40% for fiscal year 2010.  Growth in commodities brokerage income for the year ended
March 31, 2007 was 50%.

(h)      An increase in the number of online trading customers to 30,000 by March 2008, 93,750 by March 2009 and 125,000 by March 2010.  Online trading operations were only begun in April 2007 and as of December 1, 2007, the SMC Group had 13,000 customers.  As an increasing number of Indians, particularly younger people who are comfortable with technology, get used to the conveniences afforded by online trading, this market will grow exponentially. Over the past six months, the SMC Group has spent considerable time and investment in building awareness for this new service offering, and as the awareness builds in the marketplace, the Group expects to see an exponential growth in customers who sign up for online trading.

(i)      An average yield per month from arbitrage operations of 17% for fiscal year 2008, 14% for fiscal year 2009 and 12% for fiscal year 2010.  In fiscal year 2007, the average yield per month from arbitrage operations was 18%.

(j)      An increase in insurance income of $2.5 million for fiscal year 2008, $5 million for fiscal year 2009 and $8 million for fiscal year 2010.  In fiscal year 2007, insurance income was approximately
$100,000.  The SMC Group commenced its insurance business in August 2006.  As is the case with any new business, the Group’s insurance operations are undergoing a gestation period.  Insurance penetration in India is currently very low, amongst the lowest in the world, and the insurance industry is estimated to be a $80 billion market.  The SMC Group, using its extensive branch network, has invested in building awareness of insurance products both among existing and new clients, and educating them on the benefits of insurance.

(k)     An increase in merchant banking income from $260,000 in fiscal year 2007 to $1.25 million for fiscal year 2008, $5 million for fiscal year 2009 and $10 million for fiscal year 2010.  Merchant banking is a relationship-driven business.  The SMC Group, through its acquisition of Nexgen Capital in 2006, only recently entered this market and has spent time and investment on building relationships with mid-tier and large-tier companies, particularly across the North India/Delhi region, which has fewer merchant banking firms.  The SMC Group is also building relationships with several high-
profile companies, which, if they come to fruition, would provide visibility to the Group’s capabilities.  As the SMC Group continues to win new mandates, it expects merchant banking to become a viable business contributing significantly to revenues and income.

(l)      The closing of the share purchase transactions by January 20, 2008.

MIAC believes that a reasonable estimate of the projected impact on forecasted results of not achieving the above-listed assumptions cannot be quantified.  When equities markets decline for a prolonged period of time, many investors tend to increase their investments in the commodities markets, which are sometimes viewed as a natural hedge to equities.  Therefore, while the SMC Group may experience a decline in equities income, income from commodities may rise at the same time.  Furthermore, when capital markets tend to be more volatile, investors (particularly newer investors) tend to invest more of their assets in professionally managed funds, e.g. mutual funds.  In that scenario, while equities brokerage income may decline for the Group, income from the distribution of mutual fund
products and institutional brokerage may rise at the same time.   Since changing market conditions generally result in investors changing their asset allocations, a diversified financial services company such as the SMC Group would be able to offset losses in one area at least partially with gains in another.